Supplement dated June 4, 2001
to the current Statements of Additional Information
for the following Funds:

Delaware Diversified Growth Fund Delaware Diversified Value Fund Delaware Focused Growth Fund (formerly Delaware Large Cap Growth Fund)	Delaware Research Fund Delaware Retirement Income Fund Delaware Small Cap Contrarian Fund Delaware International Small Cap Value Fund

The paragraph below is added as the third paragraph in the section entitled "Purchasing Shares" under the subheading "Buying Class A Shares at Net Asset Value" in the Statements of Additional Information for each Fund listed above:

Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.